SUPPLEMENT dated April 30, 2008

To the PROSPECTUS of

The Boston Company Group of Equity Funds:

The Boston Company Large Cap Core Fund

The Boston Company Small Cap Value Fund

The Boston Company Small Cap Value Fund II

The Boston Company Small Cap Growth Fund

The Boston Company Small/Mid Cap Growth Fund

The Boston Company Small Cap Tax-Sensitive Equity Fund

The Boston Company Emerging Markets Core Equity Fund

The Boston Company International Core Equity Fund

The Boston Company International Small Cap Fund

Dated February 1, 2008

(as supplemented April 22, 2008)

The Board of Trustees of Mellon Institutional Funds Investment Trust (the “Trust”) has previously authorized the closing to certain investors of The Boston Company Small Cap Growth Fund (the “Small Cap Growth Fund”) for an indefinite period, subject to the conditions described in the Fund’s Prospectus. This closure was effective as of the close of business on July 6, 2007 (the “Closing Date”). The Board has subsequently modified the Small Cap Growth Fund’s closure policy, effective on the date hereof, to permit certain additional classes of investors to purchase shares of the Small Cap Growth Fund.

Therefore, the following information supersedes and replaces any contrary information contained in the section of the Prospectus entitled “Fund Closures” solely as it relates to the Small Cap Growth Fund:

Until further notice, only the following categories of investors will be permitted to acquire shares of the Small Cap Growth Fund

•

Existing shareholders of the Small Cap Growth Fund (whether they hold their shares directly or though a financial intermediary and whether they acquire additional shares through direct purchases or by exchange from other Mellon Institutional Funds).

•

Participants in qualified retirement plans (including  pension or profit sharing plans, pension funds, 401(k) plans and other benefit pans), provided that the plan sponsor included the Small Cap Growth Fund as an investment option on, and the plan owned shares of the Small Cap Growth Fund as of, the Closing Date;

•

Certain institutional investors and financial professionals (including investment advisers, broker-dealers, banks and trust companies), either for themselves or on behalf of clients, if approved by an officer of the Trust and provided that TBCAM is able to effectively manage the additional assets in accordance with the Small Cap Growth Fund’s investment strategies; and

•

Certain existing and prospective advisory clients of TBCAM, and of its affiliates, upon the request of TBCAM, provided that TBCAM is able to effectively manage the additional assets in accordance with the Small Cap Growth Fund’s investment strategies.

Investors may be required to demonstrate their eligibility under this policy to buy shares of the Small Cap Growth Fund before an investment is accepted.

The Trust’s Board reserves the right to open the Small Cap Growth Fund to new investors or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of the Small Cap Growth Fund’s ability to manage effectively additional assets in accordance with its investment strategies. Management of the Small Cap Growth Fund can be affected by the limited availability of attractive small capitalization stocks and changes in related market conditions, among other factors.